EXHIBIT 10.16

                                                          CONTRACT NO. CUSTOM/FS

                          AGREEMENT BETWEEN AT&T CORP.

                                      AND

                                 IVIEW SOFTWARE

                                      FOR

                      AT&T WORLDNET (SERVICEMARK) SERVICES


                                 AUGUST 9, 1996



                                PLEASE RETURN ALL ORIGINALS OF THIS DOCUMENT TO:

                                            AT&T
                                            AT&T WORLDNET (SERVICEMARK) SERVICES
                                            CONTRACTS GROUP, ROOM24C55
                                            55 CORPORATE DRIVE
                                            BRIDGEWATER, NJ 08807

                               AT&T - PROPRIETARY

                 AT&T WORLDNET (SERVICE MARK) SERVICES AGREEMENT

This Agreement ("Agreement") is between AT&T Corp., a New York corporation with an office at 55 Corporate Drive, Bridgewater, NJ 08807 ("AT&T"), and iView Software, with offices at 300 S. Pine Island Road, Suite 261, Plantation, FL, 33324 ("Customer").

AT&T and Customer agree that the following terms and conditions apply to the provision and use, within the United States, of the AT&T WorldNet (Service mark) Services and related products ("Services") referenced in any Attachments to this Agreement signed by Customer and accepted in writing by AT&T. Such Attachments are an integral part of this Agreement.

1. CONTRACT PERIOD

This Agreement is effective when signed by Customer and accepted in writing by AT&T ("Effective Date"). The Contract Period commences on the Effective Date and, unless terminated in accordance with the provisions herein, will continue in effect for as long as any Service is provided pursuant to any Attachment to this Agreement.

2. BILLING AND PAYMENT

A. Customer shall pay AT&T all charges due under this Agreement, without deduction or setoff. All payments shall be mailed to the address stated on the bill. Bills will be issued monthly and are payable within thirty (30) days from the date shown on the invoice.

B. Customer agrees to pay any taxes due on the Services, however designated (excluding taxes on AT&T's net income), unless Customer provides a valid tax exemption certificate.

3. TERMINATION

A. If Customer fails to pay any outstanding charges within ten (10) days after receipt of written notice from AT&T of delinquency, or if Customer fails to perform or observe any other material term or condition of this Agreement within thirty (30) days after receipt of written notice from AT&T of such failure, AT&T may terminate this Agreement. Customer shall then be liable for all charges incurred as of the date of termination and, if applicable, any termination charges associated with termination of the Attachments. All such charges that are not previously due and payable shall be payable within thirty (30) days from the date shown on AT&T's invoice.

B. If AT&T fails to perform or observe any material term or condition of this Agreement within thirty (30) days after receipt of written notice from Customer of such failure, Customer may terminate the Attachments materially affected by the breach. Except for charges incurred as of the date of termination, Customer shall have no further financial obligations to AT&T for such terminated Attachments.


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                               AT&T - PROPRIETARY

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4. CUSTOMER RESPONSIBILITIES

A. Customer shall ensure that all Customer-provided equipment on its premises that connects to the Services will perform according to published technical specifications for such equipment and AT&T's interface specifications and otherwise complies with AT&T's specifications for the Services.

B. In cases in which Customer and AT&T agree to have AT&T act as Customer's authorized agent for ordering and coordinating local access circuits for a Service outside of this Agreement, a separate Agency Agreement will be executed.

C. Customer is solely responsible for the content of any transmissions using the Services, or any other use of the Services, by Customer or by any person or entity Customer permits to access the Services (a "User"). Customer agrees that it and any User will not use the Services for illegal purposes, or to interfere with or disrupt other network users, network services or network equipment. Violations of the foregoing by Customer or any User may result in removal of violative communications and early termination of the Service. Disruptions include, but are not limited to, distribution of unsolicited advertising or chain letters, propagation of computer worms and viruses, and using the network to make unauthorized entry to any other machine accessible via the network. Customer shall defend, indemnify, and hold harmless AT&T (as defined in Paragraph 7.A.) from and against all liabilities and costs (including reasonable attorneys' fees) arising from any and all claims by any person based upon the content of any transmissions by Customer or any User using the Services or any other use of the Services by Customer or any User.

D. Customer shall limit access to and use of the Services to its employees, agents, and contractors (and, in the case of a Customer that is a nonprofit educational institution, to employees and students), shall not authorize any person to use the Services other than for Customer's business purposes, and shall not resell or otherwise generate income by providing access to the Services to any User. If Customer permits Users to access the Services, Customer shall defend, indemnify, and hold harmless AT&T (as defined in Paragraph 7.A.) from and against all liabilities and costs (including reasonable attorneys' fees) arising from any and all claims by any such Users in connection with the Services, regardless of the form of action, whether in contract, tort, warranty, or strict liability. However, Customer shall have no obligation to indemnify and defend AT&T against claims for direct damages to real or tangible personal property, or for bodily injury or death, proximately caused by AT&T's negligence.

E. To the extent deemed necessary by Customer, Customer shall implement security procedures necessary to limit access to the Services to Customer's authorized users and shall maintain a procedure external to the Services for reconstruction of lost or altered files, data or programs.

F. Customer is responsible for establishing designated points of contract to interface with AT&T.

G. Customer agrees to comply, and to use best efforts to cause all Users to comply, with United States law with regard to the transmission of technical data which is exported from the United States using the Services.

H. Customer understands that Services provided under this Agreement (including Internet use) may require registrations and related administrative reports that are public in nature. In addition, Customer agrees that AT&T may include its name: IP (Internet Protocol), electronic mail, street, and other addresses; and, telephone information in directories.

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                               AT&T - PROPRIETARY

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5. AT&T RESPONSIBILITIES

AT&T will provide the Services as described in the Attachments. However, AT&T's policy is to continually improve its products and services, and so may from time to time change the Services as provided to Customer under this Agreement. In the event that AT&T changes the Services in any way that materially decreases the level of the Services available to Customer, Customer shall have a one time right to terminate this Agreement within the thirty (30) day period following receipt of notice of such change by giving AT&T seven (7) days' written notice of termination and payment of all charges incurred as of the termination date, but without any termination liability to AT&T.

6. LICENSES

AT&T hereby grants to Customer a personal, nonexclusive, nontransferable license during the term of this Agreement to use, in object code form, all software and documentation ("Licensed Material") which may be furnished to Customer under this Agreement. Customer agrees to use its best efforts to ensure that its employees and users of all Licensed Material hereunder comply with the terms and conditions set out in this Agreement. Customer also agrees to refrain from taking any steps, such as reverse assembly or reverse compilation, to derive a source code equivalent to the software. All Licensed Material furnished to Customer under this Agreement shall be used by Customer only to support Customer's use of the Services, shall not be reproduced or copied in whole or in part, shall not be removed from the United States, and shall be returned to AT&T at the conclusion of the term of this Agreement. In addition, to the extent Licensed Material includes software or documentation provided by any third party pursuant to a sublicense from AT&T ("Third Party Material"), Customer agrees, as a condition to the right to use such Third Party Material, to abide by the terms and conditions of such sublicense (including such additional end user terms and conditions as shall be required by such sublicense), and Customer shall be bound by such terms and conditions by virtue of its use of such Third Party Material following notice of such terms and conditions.

7. WARRANTY AND LIMITATION OF LIABILITY

A. FOR PURPOSES OF THIS PARAGRAPH 7, "AT&T" INCLUDES AT&T, ANY AFFILIATED AND SUBSIDIARY COMPANIES OF AT&T, ANY SUBCONTRACTORS AND SUPPLIERS OF THE FOREGOING, AND THE DIRECTORS, EMPLOYEES, OFFICERS, AGENTS, SUBCONTRACTORS AND SUPPLIERS OF ALL OF THEM.

B. NO TARIFFED SERVICES ARE PROVIDED UNDER THIS AGREEMENT, PRODUCTS OR SERVICES SOLD OR PROVIDED UNDER ANOTHER CONTRACT OR UNDER TARIFF ARE GOVERNED SOLELY BY THE TERMS OF THAT CONTRACT OR TARIFF, INCLUDING ANY WARRANTIES, GUARANTEES, OR OTHER OBLIGATIONS OF AT&T UNDER THAT CONTRACT OR TARIFF. AT&T MAKES NO WARRANTY OR GUARANTEE, EXPRESS OR IMPLIED, WITH RESPECT TO ANY SERVICES OR PRODUCTS PROVIDED UNDER THIS AGREEMENT, AND AT&T EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

C. AT&T'S LIABILITY TO CUSTOMER ON ACCOUNT OF ANY ACTS OR OMISSIONS RELATING TO THIS AGREEMENT SHALL BE LIMITED TO PROVEN DIRECT DAMAGES IN AN AGGREGATE AMOUNT NOT TO EXCEED THE GREATER OF: (A) $25,000 FOR EACH SITE PROVISIONED FOR SERVICES UNDER THIS AGREEMENT OR (B) THE AMOUNTS PAID BY CUSTOMER FOR SERVICES DURING THE TWELVE (12) MONTH PERIOD PRECEDING THE INCIDENT GIVING RISE TO THE CLAIM FOR DAMAGES, IN NO EVENT TO EXCEED AN AGGREGATE OF $50,000 IN THE CASE OF

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                               AT&T - PROPRIETARY

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(A) OR (B). HOWEVER, NOTHING IN THIS SUBPARAGRAPH 7.C., LIMITS AT&T'S LIABILITY
FOR DIRECT DAMAGES TO REAL OR TANGIBLE PERSONAL PROPERTY, OR FOR BODILY INJURY OR DEATH, PROXIMATELY CAUSED BY AT&T'S NEGLIGENCE.

D. AT&T SHALL NOT BE LIABLE FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, RELIANCE
OR SPECIAL DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR HARM TO BUSINESS, LOST PROFITS, LOST SAVINGS OR LOST REVENUES, WHETHER OR NOT AT&T HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. AT&T SHALL NOT BE LIABLE FOR ANY DAMAGE THAT CUSTOMER MAY SUFFER ARISING OUT OF USE OF, OR INABILITY TO USE, THE SERVICES OR PRODUCTS PROVIDED HEREUNDER UNLESS SUCH DAMAGE IS CAUSED BY AN INTENTIONAL ACT OF AT&T. AT&T SHALL NOT BE LIABLE FOR UNAUTHORIZED ACCESS BY THIRD PARTIES TO CUSTOMER'S TRANSMISSION FACILITIES OR PREMISE EQUIPMENT OR FOR UNAUTHORIZED ACCESS TO OR ALTERATION, THEFT, LOSS OR DESTRUCTION OF CUSTOMER'S NETWORK, SYSTEMS, APPLICATIONS, DATA FILES, PROGRAMS, PROCEDURES OR INFORMATION THROUGH ACCIDENT, FRAUDULENT MEANS OR DEVICES, OR ANY OTHER METHOD. EXCEPT AS EXPRESSLY SET FORTH IN OR CONTEMPLATED BY THIS AGREEMENT, IN ANY INSTANCE INVOLVING PERFORMANCE OR NONPERFORMANCE BY AT&T WITH RESPECT TO SERVICES OR PRODUCTS PROVIDED HEREUNDER, CUSTOMER'S SOLE REMEDY SHALL BE: (A) IN THE CASE OF SERVICES, REFUND OF A PRO RATA PORTION OF THE PRICE PAID FOR SERVICES WHICH WERE NOT PROVIDED; OR, (B) IN THE CASE OF PRODUCTS, REPAIR OR RETURN OF THE
DEFECTIVE PRODUCT TO AT&T FOR REFUND, AT THE OPTION OF AT&T, EXCEPT AS EXPRESSLY SET FORTH IN OR CONTEMPLATED BY THIS AGREEMENT, IN THE CASE OF REFUND FOR LOST SERVICES, CREDIT WILL BE ISSUED ONLY FOR PERIODS OF LOST SERVICE GREATER THAN TWENTY-FOUR (24) HOURS.

E. THESE LIMITATIONS OF LIABILITY SHALL APPLY REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, WARRANTY, STRICT LIABILITY OR TORT, AND SHALL SURVIVE FAILURE OF AN EXCLUSIVE REMEDY.

F. AT&T SHALL NOT BE RESPONSIBLE FOR: (1) SERVICE IMPAIRMENTS CAUSED BY ACTS WITHIN THE CONTROL OF CUSTOMER, ITS EMPLOYEES, AGENTS, SUBCONTRACTS, SUPPLIERS OR LICENSEES; (2) INTEROPERABILITY OF SPECIFIC CUSTOMER APPLICATIONS; (3) INABILITY OF CUSTOMER TO ACCESS OR INTERACT WITH ANY OTHER SERVICE PROVIDER THROUGH THE INTERNET, OTHER NETWORKS OR USERS THAT COMPRISE THE INTERNET OR
THE INFORMATIONAL OR COMPUTING RESOURCES AVAILABLE THROUGH THE INTERNET; (4) INTERACTION WITH OTHER SERVICE PROVIDERS, NETWORKS, USERS OR INFORMATIONAL OR COMPUTING RESOURCES THROUGH THE INTERNET; (5) SERVICES PROVIDED BY OTHER SERVICE PROVIDERS; OR, (6) PERFORMANCE IMPAIRMENTS CAUSED ELSEWHERE ON THE INTERNET.

8. CONFIDENTIALITY

A. All tangible technical or business information disclosed by one party to the other party and marked as proprietary shall be deemed the property of the disclosing party and shall be returned upon request. The receiving party shall:
(1) hold such information in confidence for three (3) years after any termination of this Agreement; (2) restrict disclosure of such information solely to its employees and employees of its affiliated companies with a need to know; (3) and use a reasonable degree of care (in no event less than the same degree of care as it uses for its own proprietary information) to prevent the unauthorized disclosure, use or publication of such proprietary information.

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                               AT&T - PROPRIETARY

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B. The receiving party shall have no obligation to preserve the confidentiality of any information which; (1) was previously known to the receiving party or any of its affiliated companies free of any confidentiality obligation; (2) is disclosed to third parties by the disclosing party without restrictions; (3) becomes publicly available by other than unauthorized disclosure; (4) was not identified as confidential or proprietary; or, (5) is independently developed by the receiving party.

C. The pricing, terms and conditions of this Agreement are proprietary information and shall be treated in confidence.

9. GENERAL

A. IF A DISPUTE ARISES WITH RESPECT TO THIS AGREEMENT, OR ANY SERVICES PROVIDED OR WORK PERFORMED HEREUNDER. EITHER PARTY MAY SUBMIT THE DISPUTE TO A SOLE MEDIATOR SELECTED BY THE PARTIES OR, AT ANY TIME, TO MEDIATION BY THE AMERICAN ARBITRATION ASSOCIATION ("AAA"). IF NOT THUS RESOLVED, IT MAY BE REFERRED BY EITHER PARTY TO A SOLE ARBITRATOR SELECTED BY THE PARTIES OR TO AAA ARBITRATION. THE ARBITRATION SHALL BE GOVERNED BY THE UNITED STATES ARBITRATION ACT AND JUDGMENT ON THE AWARD MAY BE ENTERED BY ANY COURT HAVING JURISDICTION. THE PARTIES SHALL AGREE ON WHAT, IF ANY, DISCOVERY SHALL BE MADE AVAILABLE; IF THE PARTIES FAIL TO AGREE ON THE FORM OF DISCOVERY WITHIN 30 DAYS AFTER THE APPOINTMENT OF THE ARBITRATOR, THERE SHALL BE NO DISCOVERY OR ISSUANCE OF ANY SUBPOENAS. THE ARBITRATOR SHALL NOT LIMIT, EXPAND, OR MODIFY THE TERMS OF THIS AGREEMENT NOR AWARD DAMAGES IN EXCESS OF COMPENSATORY DAMAGES PERMITTED UNDER THIS AGREEMENT, AND EACH PARTY WAIVES ANY CLAIM TO SUCH EXCESS DAMAGES. THE ARBITRATOR SHALL NOT HAVE ANY ABILITY TO AWARD ANY EQUITABLE REMEDIES, AND SHALL BE LIMITED TO REMEDIES AVAILABLE AT LAW. THE ARBITRATOR SHALL NOT HAVE THE
RIGHT TO AWARD ANY DAMAGES IN EXCESS OF DAMAGES THAT COULD LAWFULLY BE AWARDED BY A COURT OF COMPETENT JURISDICTION. THE ARBITRATOR SHALL ISSUE A WRITTEN DECISION CONTAINING FINDINGS AND CONCLUSIONS ON ALL SIGNIFICANT ISSUES. A REQUEST BY A PARTY TO A COURT FOR INTERIM PROTECTION SHALL NOT AFFECT EITHER PARTY'S OBLIGATION HEREUNDER TO MEDIATE AND ARBITRATE. EACH PARTY SHALL BEAR ITS OWN EXPENSES AND AN EQUAL SHARE OF ALL COSTS AND FEES OF THE MEDIATION AND/OR ARBITRATION. ANY MEDIATOR OR ARBITRATOR SELECTED SHALL BE COMPETENT IN THE LEGAL AND TECHNICAL ASPECTS OF THE SUBJECT MATTER OF THIS AGREEMENT. THE CONTENT AND RESULT OF MEDIATION AND/OR ARBITRATION SHALL BE HELD IN CONFIDENCE BY ALL PARTICIPANTS, EACH OF WHOM WILL BE BOUND BY AN APPROPRIATE CONFIDENTIALITY AGREEMENT.

B. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES, EXCEPT THAT PARAGRAPH 9.A., SHALL BE INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE UNITED STATES ARBITRATION ACT.

C. Any legal action arising from or in connection with this Agreement, or any Services provided or work performed hereunder, must be brought within two (2) years after the cause of action arises, except to the extent that such action arises from claims which are subject to an indemnification obligation.

D. Neither party shall publish or use any advertising, sales promotions, press releases or other publicity which use the other party's name, logo, trademarks or service marks without the prior written approval of the other party.

                                     Page 5
                               AT&T - PROPRIETARY

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E. Nothing in this Agreement shall create or vest in Customer any right, title, or interest in the Services, other than the right to use the Services under the terms and conditions of this Agreement.

F. Except for IP addresses expressly registered in Customer's name, all IP addresses (classes A, B, and C) shall remain at all times the property of AT&T and shall be nontransferable. Upon request by Customer at least seven (7) days prior to termination of this Agreement, AT&T shall grant a single transition period to facilitate Customer's transition from IP addresses assigned to Customer under this Agreement and in use as of the termination date of this Agreement. Such transition period shall begin immediately following the termination date of this Agreement and shall extend for thirty (30) days, during which time Customer may continue its use of IP addresses assigned to Customer under this Agreement and in use as of the termination date of this Agreement.

G. If any portion of this Agreement is found to be invalid or unenforceable, the remaining portions shall remain in effect and the parties will begin negotiations for a replacement of the invalid or unenforceable portion.

H. Except as expressly provided herein, neither party may assign this Agreement without the prior written consent of the other party. Such consent shall be in the sole discretion of the party requested to give consent. Any attempt to sublicense, assign or transfer (except as expressly provided herein) any of the rights, duties or obligations under this Agreement in derogation hereof shall be null and void. By the provision of notice in accordance with this Agreement, AT&T shall have the right to assign this Agreement and to assign its rights and delegate its obligations and liabilities under this Agreement, either in whole or in part (an "Assignment") to any entity that is, or that was immediately preceding such Assignment; (i) a current or former subsidiary, business unit, or division of AT&T; or, (ii) an entity in which AT&T had an ownership interest. The notice of Assignment shall state the effective date thereof. Upon the effective date and to the extent of the Assignment, AT&T shall be released and discharged from all obligations and liabilities under this Agreement. Such Assignment, release and discharge shall be complete and shall not be altered by the termination of the affiliation between AT&T and the entity assigned rights or delegated obligations and liabilities under this Agreement.

I. AT&T's performance obligations under this Agreement shall be solely to Customer and not to any third party. Other than as expressly set forth herein, this Agreement shall not be deemed to provide third parties with any remedy, claim, right of action, other right.

J. AT&T SHALL NOT HAVE ANY LIABILITY FOR DAMAGES OR DELAYS DUE TO FIRE, EXPLOSION, LIGHTNING, POWER SURGES OR FAILURES, STRIKES OR LABOR DISPUTES, WATER, ACTS OF GOD, THE ELEMENTS, WAR, CIVIL DISTURBANCES, ACTS OF CIVIL OR MILITARY AUTHORITIES OR THE PUBLIC ENEMY, INABILITY TO SECURE PRODUCTS OR TRANSPORTATION FACILITIES, FUEL OR ENERGY SHORTAGES, ACTS OR OMISSIONS OF COMMUNICATIONS CARRIERS OR SUPPLIERS, OR OTHER CAUSES BEYOND ITS CONTROL WHETHER OR NOT SIMILAR TO THE FOREGOING.

K. All formal notices, requests, demands and other communications required or permitted under this Agreement shall be in writing unless otherwise specified in this Agreement and shall be deemed to have been duly made and received when personally served, or when mailed by first class mail, postage prepaid, to the addresses indicated on Page 1 of this Agreement. The parties may change the addresses on ten (10) days' prior written notice. In addition, the parties may provide other notices in connection with

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                               AT&T - PROPRIETARY

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the provision of the Services under this Agreement (such as notices relating to service outages and maintenance) by other means, including by telephone, facsimile or electronic mail.

L. Each party will comply with all applicable federal, state, local and other laws, regulations, rules, and ordinances applicable to the provision and use of the Services under this Agreement.

M. THIS IS THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SERVICES PROVIDED HEREUNDER AND IT SUPERSEDES ALL PRIOR AGREEMENTS, PROPOSALS, REPRESENTATIONS, STATEMENTS, OR UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, CONCERNING SUCH SERVICES. No change, modification, or waiver of any of the terms of this Agreement shall be binding unless included in a written agreement and signed by both parties.

-------------------------------------------------------------------------------
CUSTOMER'S SIGNATURE BELOW ACKNOWLEDGES THAT CUSTOMER HAS READ AND UNDERSTANDS EACH OF THE TERMS AND CONDITIONS OF THIS AGREEMENT AND AGREES TO BE BOUND BY THEM.
-------------------------------------------------------------------------------

iVIEW SOFTWARE                                  AT&T CORP.

By: /s/ Peter Berg                              By: /s/ Florence C. Sylvester
    -----------------------------------         -------------------------------
(Authorized Signature)                          (Authorized Signature)

          Peter Berg                                   Florence C. Sylvester
---------------------------------------         -------------------------------
(Typed or Printed Name)                         (Typed or Printed Name)

           President                                      Contract Manager
---------------------------------------         -------------------------------
(Title)                                         (Title)

            8/13/96                                           8/15/96
---------------------------------------         -------------------------------
(Date)                                          (Date)

                                     Page 7
                               AT&T - PROPRIETARY

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     AT&T WORLDNET/Service mark/ MANAGED INTERNET SERVICE (PLUS) ATTACHMENT
                                  COVER SHEET

                                                                          PAGE 1

This Attachment to the AT&T WorldNet/Service mark/ Services Agreement between Customer and AT&T Corp. ("Agreement") covers AT&T WorldNet/Service mark/ Managed Internet Service (Plus) ("MIS Plus") and is an integral part of the Agreement. This Attachment consists of:
/bullet/ Cover Sheet
/bullet/ Appendix 1
         MIS Plus Service Description
/bullet/ Appendix 2
         MIS Plus Pricing
/bullet/ Appendix 3
         MIS Plus Additional Terms and Conditions
/bullet/ Appendix 4 (If Applicable)
         Agency Agreement authorizing AT&T to act as Customer's agent to order access circuits for connection to MIS Plus

SERVICE PERIOD

This Attachment is effective when signed by Customer and accepted in writing by AT&T ("Attachment Effective Date"). The Service Period will commence on the ANAD (as defined in Appendix 3) and, unless terminated in accordance with the provisions in the Agreement, will continue in effect for a period of Thirty-six
(36) months. At the end of the Service Period, this Attachment will continue in effect on a month-to-month basis until terminated by either party giving the other party at least thirty (30) days prior written notice.

TYPE OF CONTRACT  NEW

TYPE OF ACCESS    PRIVATE LINE

TAX EXEMPT        NO

CHECK ALL OPTIONS THAT APPLY TO THIS ATTACHMENT

[ ] Customer elects OPTION A - PREMISES EQUIPMENT PACKAGE

[ ] Customer elects OPTION B - PRIMARY DOMAIN NAME SERVICE ADMINISTRATION (UP TO
    15 ZONES/150 KBYTES)

[ ] Customer elects OPTION C - NETWORK NEWS FEED SERVICE

[ ] Customer elects OPTION D - PACKET FILTERING

[ ] Customer elects OPTION E - USAGE REPORTS

[ ] Customer elects OPTION F - ADDITIONAL SECONDARY DNS (UP TO 30 ZONES/300
    KBYTES)

CUSTOMER'S SIGNATURE BELOW ACKNOWLEDGES THAT CUSTOMER HAS READ AND UNDERSTANDS EACH OF THE TERMS AND CONDITIONS IN THIS ATTACHMENT AND AGREES TO BE BOUND BY THEM.

IVIEW SOFTWARE                              AT&T

BY: /s/ PETER BERG                          ACCEPTED: /s/ FLORENCE C. SYLVESTER
    -----------------------------------               --------------------------
    (Authorized Signature)                       (Authorized Signature)

    PETER BERG                                   FLORENCE C. SYLVESTER
    -----------------------------------          -------------------------------
    (Typed or Printed Name)                      (Typed or Printed Name)

    PRESIDENT                                    CONTRACT MANAGER
    -----------------------------------          -------------------------------
    (Title)                                      (Title)

    8/15/96                                      8/15/96
    -----------------------------------          -------------------------------
    (Date)                                       (Date)

                               AT&T - PROPRIETARY

     AT&T WORLDNET/Service mark/ MANAGED INTERNET SERVICE (PLUS) ATTACHMENT
                                   APPENDIX 1

                          MIS PLUS SERVICE DESCRIPTION

                                                                        PAGE 1-1

1. SERVICE DESCRIPTION

AT&T WorldNet/Service mark/ Managed Internet Service (Plus) ("MIS Plus") is a value-added service providing managed connectivity to the Internet and other value-added features. MIS Plus is provided in conjunction with BBN Planet.

MIS Plus provides managed Internet access, along with the following optional advanced services:

/bullet/ Premises Equipment Package
/bullet/ Primary Domain Name Service ("DNS") Administration (up to 15 zones/150
         Kbytes)
/bullet/ Network News Feed
/bullet/ Packet Filtering
/bullet/ Usage Reports
/bullet/ Additional Secondary DNS (up to 30 zones/300 Kybtes)

The Service Description includes Implementation Support, Network Operations and Services, Technical Services and Support, and Advanced Services.

1.1 SERVICE DELIVERY

MIS Plus is available at access bandwidth sizes ranging from 56 Kps to 45 Mbps, and will be provisioned to ensure adequate throughput for MIS Plus on a shared-facilities basis consistent with the selected access bandwidth size. AT&T reserves the right to aggregate network facilities based on AT&T network engineering design criteria. Access options include Digital Private Line (ACCUNET/Registered trademark/ Digital Services). Frame Relay (AT&T InterSpan/Registered trademark/ Frame Relay Service) and Static Integrated Network Access ("SINA").

When Customer elects to employ Digital Private Line (ACCUNET/Registered trademark/ Digital Services) access, a 10 Mbps access bandwidth is available. Customers purchasing 10 Mbps access bandwidth in connection with Digital Private Line access must provide: (1) a Digital Link 3100 CSU/DSU; and, (2) and a 45 Mbps access circuit exclusively for use in connection with MIS Plus. No portion of the Customer-provided 45 Mbps MIS Plus Service access circuit may be used for any application other than the 10 Mbps (including but not limited to M28 functionality, channel separation arrangements, or other shared uses).

Where Customer elects to employ AT&T InterSpan/Registered trademark/ Frame Relay access, Customer must make available exclusively for use in connection with the MIS Plus Service: (1) one Permanent Virtual Circuit (PVC) equal to the MIS Plus access bandwidth specified in MIS Pricing Appendix 2, Schedule II attached hereto; (2) one AT&T InterSpan/Registered trademark/ Frame Relay ingress access port equal in size or larger than the PVC identified above: and, (3) a POTS line for diagnostic purposes. The PVC, ingress access port and POTS line may not under any circumstances be shared among MIS Plus Service and any Frame Relay or other devices.

Where Customer elects to employ SINA, Customer must make available, exclusively for use in connection with the MIS Plus Service: (1) bandwidth equal or greater in size than the MIS Plus access bandwidth specified in MIS Pricing Appendix 2,
Schedule II attached hereto; and, (2) a POTS line.

1.2 INTERNET CONNECTIVITY OPTIONS

As consideration for the provision of Services hereunder, Customer irrevocably waives any and all rights it may have under service agreement(s) with AT&T (predating this Agreement) to purchase Internet connectivity in connection with AT&T InterSpan Frame Relay Services.

Under this Attachment, MIS Plus is available only within the 48 contiguous states of the United States.

2. IMPLEMENTATION SUPPORT

MIS Plus is a complete set of Internet access services and support. MIS Plus includes everything necessary to assure that a business customer will establish and maintain a successful connection to the Internet. MIS Plus includes expert implementation support, pro-active monitoring of service levels, and problem diagnosis and resolution.

Implementation support, including Option "A" for customer premises equipment, is described below.

2.1 SITE PLANNING AND PREPARATION

AT&T will provide site planning information to Customer's designated point of contact in order to assist Customer in preparing for installation of MIS Plus. Customer will be responsible for providing space and power for a dedicated router and other premises equipment, an attachment to Customer's internal network, and at least one computer with TCP/IP support.

                               AT&T - PROPRIETARY

     AT&T WORLDNET/Service mark/ MANAGED INTERNET SERVICE (PLUS) ATTACHMENT
                                   APPENDIX 1

                          MIS PLUS SERVICE DESCRIPTION

                                                                        PAGE 1-2

MIS Plus includes the registration and propagation of network numbers, domain names, and routing information as required for Customer's environment.

2.2 COMMUNICATIONS CIRCUIT ORDERING

AT&T will (on behalf of Customer) order and arrange for installation of the Digital Private Line or other circuit necessary to connect Customer's locations as specified in the initial Sales Order form, to the designated AT&T Point of Presence ("Access Facilities"). AT&T arranges for termination of the circuit in proximity to the planned location of the premises equipment. Any inside wiring charges shall be the responsibility of Customer. AT&T shall use reasonable efforts to work with suppliers of Access Facilities to resolve problems with Access Facilities, but AT&T shall not be responsible for interruptions to MIS Basic caused by Access Facilities or installation delays caused by suppliers of Access Facilities. Arrangements shall be made for AT&T to be given adequate and necessary control over Access Facilities as required in connection with AT&T's provision of MIS Basic.

2.3 EQUIPMENT PROVISIONING AND STAGING

Customer may purchase and own premises equipment as required by AT&T to use in connection with MIS Plus, but shall assign full management and operational control of that equipment, including passwords, to AT&T. MIS Plus customers must maintain the premises equipment to current hardware and software revision levels to make sure that AT&T continues to be able to exercise operational control. An MIS Implementation Engineer will work with Customer's Implementation coordinator to assure that the proper equipment is used and configured correctly.

Customer is able to lease or purchase CPE equipment under option "A". With or without Option "A," customers may, for additional charges as specified in the Pricing Schedule (Appendix 2), select either remote installation, referred to as Tele-Install (via telephone), of premises equipment, or on-site installation. Tele-Install entails having MIS technicians remotely assist Customer's technical liaison in the configuration of the premises equipment as necessary to ensure that the premises equipment is configured properly to work with MIS Plus and validate the integration of Customer's existing internal network with MIS Plus. In the case of the on-site implementation option, an MIS technician is dispatched to Customer's premises to perform the installation.

2.4 ACCEPTANCE TESTING

The MIS Network Operations Center ("NOC") conducts tests to Customer's locations as specified in the initial Sales Order form to ensure that the on-site router can successfully communicate over MIS Plus. The acceptance test verifies the proper operation of the on-site equipment package, the local access facility, and the AT&T access infrastructure.

2.5 INITIAL INTEGRATION SERVICE

MIS Plus includes Internet Integration support. This includes consultation and assistance towards performance of the following initial configuration and orientation tasks on Customer's fully-installed internet host:

/bullet/ TCP/IP software configuration
/bullet/ SMTP mail host configuration

Such activities will be undertaken on AT&T-approved computing systems with suitable TCP/IP software.

The integration phase of implementation is considered complete when the criteria defined in Section 2.6 are met.

2.6 ACCEPTANCE CRITERIA

Project implementation for Customer shall be considered complete and service billing will be initiated when the following criteria have been met:

1. The access router and associated premises equipment is correctly configured and installed at Customer locations specified in the initial Sales Order form, and IP connectivity to the Internet (including routing outside the MIS network) exists. MIS technical staff verifies IP connectivity through a test which sends repeated pings through the Internet to Customer site and verifies that the pings were received. In cases when the premises equipment configuration supports it, technical staff verifies IP routing through a traceroute test.

                               AT&T - PROPRIETARY

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                                   APPENDIX 1

                          MIS PLUS SERVICE DESCRIPTION

                                                                        PAGE 1-3

2. If Customer has its own domain, Customer's domain is registered with InterNIC (a process which is managed by AT&T) and any AT&T-supplied primary and secondary DNS servers are operational for Customer's domain.

3. Any required packet filtering, if Option "D" is selected, has been installed in the MIS router.

After completion of the acceptance criteria specified above, Customer may request that MIS Plus be re-installed and tested at locations different from that specified in the initial Sales Order form ("New Location") for the duration of the Service Period, provided that the total number of Customer locations does not exceed that specified in the initial Sales Order form. AT&T shall re-install and re-test MIS Plus at New Locations for an additional installation fee as specified in Appendix 2. Following satisfaction of the above-specified acceptance criteria for the locations specified in the initial Sales Order form, service billing will continue throughout the Service Period regardless of re-installation and testing activities at any New Location.

2.7 NEW CUSTOMER TRAINING

Installation includes classroom training on networking topics such as establishing domain name servers, configuring gateways, implementing subnetting schemes and processing electronic mail addresses. The two days of training for two people will be offered at a designated MIS Training Facility.

3. NETWORK OPERATIONS AND SERVICE

MIS network operations and technical support staff is dedicated to providing high network availability and performance. MIS is monitored 24 hours per day, 365 days a year by experienced operators and technicians.

The NOC will coordinate operations with Customer's designated points of contact, hardware vendors and operators of other networks.

The NOC will perform proactive operations support and troubleshooting of network and service infrastructure and provide pro-active monitoring of service levels and problem diagnosis and resolution. In addition, AT&T will regularly generate and store premises router performance information in the NOC for Customer's retrieval and use.

3.1 NETWORK MONITORING

The NOC uses SNMP-based (Simple Network Management Protocol) software to monitor the network. This software is coupled with additional tools to monitor non-SNMP equipment, domain name servers, NNTP (Network News Transfer Protocol) news feeds, and other network services. The monitoring software reports the status of the network to a display that is monitored throughout the day. Changes in the network status are logged to provide the NOC with the ability to evaluate staff responsiveness and network availability.

3.2 COMMUNICATION LINK MAINTENANCE

The NOC is responsible for maintaining the communications link between Customer and the MIS network. This includes problem diagnosis, and any necessary vendor interaction for dispatch and repair.

3.3 PREMISES EQUIPMENT MAINTENANCE

MIS Plus includes maintenance for dedicated premises equipment for MIS Plus customers who purchase CPE option "A". The MIS operations staff shall diagnose failures with the assistance of Customer's designated point of contact designated by Customer at the site, and determine whether equipment replacement is required. Customer's designated point of contact shall perform the actual replacement with telephone assistance (as necessary) from the NOC.

If Customer has selected Option "A" (Premises Equipment Package), Customer shall receive replacement equipment via next-business-day courier.

4. TECHNICAL SERVICES AND SUPPORT

4.1. SOFTWARE AND CONFIGURATION SUPPORT

MIS technical staff will coordinate software updates and configuration changes as required for the router and CSU/DSU. AT&T will notify the Customer's designated point of contact of software changes, and will seek where feasible to perform maintenance during off-hours.

                               AT&T - PROPRIETARY

     AT&T WORLDNET/Service mark/ MANAGED INTERNET SERVICE (PLUS) ATTACHMENT
                                   APPENDIX 1

                          MIS PLUS SERVICE DESCRIPTION

                                                                        PAGE 1-4

4.2 24-HOUR HOTLINE

All hotline calls will be answered by a touch-tone menu system. The hotline will be staffed on a 24-hour basis.

4.3 TROUBLE TICKET SYSTEM

The Network Operations Trouble Ticket System allows the NCC to track problems from initial report through satisfactory resolution. As the MIS staff works to resolve problems, the current status is always entered in the Trouble Ticket System. The system's electronic mail and fax interfaces allow these entries to be provided automatically to interested customer technical contacts.

4.4 FAULT ISOLATION AND PROBLEM RESOLUTION

Fault isolation involves coordination among network operators and technicians, staff at the affected site and other vendors. Depending on the specific technologies used, the process may involve testing equipment, reconfiguring routers, or diagnosing communications linkproblems. The MIS operations staff will also seek to keep AT&T customer informed of any widespread outages on connecting networks.

4.5 SECURITY PROCEDURES

MIS security procedures include keeping customers informed of known and suspected security breaches. Information about security problems will be reviewed and may be distributed to customer sites by the MIS operations staff. Fax, phone calls and e-mail will be employed, based on the urgency and nature of the problem. MIS Plus customers may designate a list of up to 5 contacts who will be authorized to request site disconnection or reconnection as necessary. The security procedures employed with MIS Plus constitute only part of a comprehensive security plan for any user of Internet services, and do not guarantee network security or prevent security incidents. Customer is responsible for implementing security measures to protect its network, systems, applications, data files, programs, procedures and information from unauthorized access, alteration, theft, loss or destruction.

4.6 SECONDARY DOMAIN NAME SERVICE (DNS)

AT&T provides MIS Plus customers with secondary domain name service as necessary for successful presence on the network (up to 10 zones and 100 Kbytes of zone file data). Secondary DNS service is maintained on multiple servers which are physically diverse and connected to the MIS network at different points. DNS administration is performed during normal business hours and changes are limited to an average of one per week.

5. OPTIONAL SERVICES

MIS Plus customers may subscribe to the following optional advanced services.

OPTION "A" - PREMISES EQUIPMENT PACKAGE

MIS Plus customers may choose to obtain pre-configured customer premises equipment from AT&T as part of the service for an additional monthly fee, or on a purchase basis at a one-time cost. AT&T will replace equipment in need of repair under this Option as provided in Section 3.3 of Appendix 1, Service Description. Customers are able to lease or purchase, for an additional fee, a redundant CPE configuration for use as a replacement spare.

Customers who are using Digital Private Line (ACCUNET/Registered trademark/ Digital Services) access may choose one of three premises equipment packages.

Package one: a TCP/IP router, CSU/DSU, loopback connector, transceiver, and associated cables.

Package two: a TCP/IP router, loopback connector, transceiver, and associated cables.

Package three: a CSU/DSU only.

These configurations are provided and managed by AT&T.

For Customers who use Frame Relay (AT&T InterSpan/Registered trademark/ Frame Relay Service) or SINA access, only premise equipment Package two is available. The premises equipment package (Package two) for Frame Relay and SINA Customers consists of a TCP/IP router, a 14.4 Kbps diagnostic modem, loopback connector, transceiver, and associated cables. This configuration is provided and managed by

                               AT&T - PROPRIETARY

     AT&T WORLDNET/Service mark/ MANAGED INTERNET SERVICE (PLUS) ATTACHMENT
                                   APPENDIX 1

                          MIS PLUS SERVICE DESCRIPTION

                                                                        PAGE 1-5

AT&T. Customer must provide and manage a multiplexor or a CSU/DSU with drop and insert capability and a POTS line.

Customers may choose between Token Ring, AUI or 10BASE-T and 10BASE-2 transceiver types. Where a different type of transceiver is required, Customer is responsible for providing it. The package of service equipment utilized by each customer is pre-assembled and subjected to a hardware quality acceptance test by MIS technical staff before delivery to Customer site. To ease installation, equipment is either pre-configured before delivery to Customer or remotely configured by MIS technical staff after it is connected to the network.

OPTIONS "B" - PRIMARY DOMAIN NAME SERVICE (DNS) ADMINISTRATION (up to 15 zones/150 Kbytes)

The translation of domain names (e.g., xxx.com) to underlying Internet addresses is performed by primary domain name servers. Therefore, establishment of a primary DNS is a prerequisite for each Internet presence. Secondary DNS backup is part of MIS Plus (up to 10 zones and 100 Kbytes of associated zone file data). By purchasing Option "B," Customers may have MIS provide primary DNS service rather than incurring the cost of setting up and managing a primary DNS system in-house. This option provides primary DNS for up to 15 zones and 150 Kybtes of associated zone file data. Customers may purchase multiple instances of primary DNS to satisfy their primary DNS requirements.

MIS engineers work with Customer to develop and implement a DNS strategy. This includes working with InterNIC to register Customer's domain name. Customer is responsible for all InterNIC fees related to provisioning and use of domain names. Once in place, changes to the DNS data base are performed during normal business hours and limited to an average of one request per week.

OPTION "C" - NETWORK NEWS FEED SERVICE

Network News is a forum of groups that conduct national and international dialogues on thousands of topics. Hundreds of thousands of people throughout the world participate in this "bulletin board." The forum allows people to post and read about new findings, products, services, or commentary within a special interest group or a wider audience. Under Option "C", MIS Plus offers comprehensive or selective access to these news groups, as chosen by the Customer. AT&T IS NOT RESPONSIBLE IN ANY WAY FOR THE CONTENT OF ANY NEWS GROUPS THAT MAY BE ACCESSED BY CUSTOMER THROUGH THIS FEATURE.

As a prerequisite to Network News Feed Service, Customer must install a news server provided by Customer. Once the server is in place and the service is established, MIS Plus feeds selected news information from the MIS central news server to Customer's server via NNTP making it available to all authorized users on Customer's private network. MIS staff will track evolving use of news feed service and make recommendations on upgrading access line speed to keep pace with news feed requirements.

Customers may request changes to the list of news groups fed from the MIS server during normal business hours at a frequency averaging up to one change request per week.

OPTION "D" - PACKET FILTERING

Packet Filtering is a useful component of a comprehensive security plan. Under Option "D," AT&T oversees implementation and ongoing management of packet filtering tables resident in the premises router. These filters help control which outside addresses can enter a customer's internal network and help screen internal users from connecting with predesignated outside destinations via the Internet.

The MIS engineering staff works with Customer to develop a customized packet filtering plan. Once this design phase is complete, AT&T builds the filtering tables in the router and maintains the filtering tables as Customer's environment evolves. Routine changes to filters are limited to an average of one request per week.

OPTION "E" - USAGE REPORTS

Network Usage Reports are a traffic summary that allow customers to track access line utilization and peak activity periods. With this information, customers can proactively plan access line bandwidth upgrades as overall utilization grows. The usage report is provided weekly and details utilization as a percentage of available bandwidth across the week. This information is collected from Customer premises equipment using SNMP tools.

                               AT&T - PROPRIETARY

     AT&T WORLDNET/Service mark/ MANAGED INTERNET SERVICE (PLUS) ATTACHMENT
                                   APPENDIX 1

                          MIS PLUS SERVICE DESCRIPTION

                                                                        PAGE 1-6

OPTION "F" - ADDITIONAL SECONDARY DNS (up to 30 zones/300 Kybtes)

Secondary DNS, as back-up to the Primary DNS, is included as part of MIS Basic for up to 10 zones and 100 Kbytes of associated zone file data. By selecting this option, Customer can choose to increase that coverage to up to 30 zones and 300 Kbytes of associated zone file data. Customers may purchase multiple instances of secondary DNS to satisfy their secondary DNS requirements.

     AT&T WORLDNET/Service mark/ MANAGED INTERNET SERVICE (PLUS) ATTACHMENT
                                   APPENDIX 2

                                MIS PLUS PRICING

                                                                        PAGE 2-1

PRICING

The prices specified in this Appendix 2 apply to each location specified in the initial Sales Order from and provisioned for MIS Plus and, other than Access Facilities Changes under Schedule IV, are guaranteed for the Service Period only and only for services initially purchased under this Attachment. At the end of the Service Period, all discounts and discount plans will cease, and AT&T may amend the prices from time-to-time provided that AT&T gives Customer at least sixty (60) days prior written notice. Different prices may also apply to services, features, options and locations selected after the Attachment Effective Date.

Schedule I: Implementation Support Fees

SERVICE LEVEL

TELE-INSTALL WAIVED

Notes:

(1) Implementation support fees are a one-time charge due within 30 days of the service commencement.
(2) Travel expenses also apply to on-site installations more than 125 miles from any MIS service center: Dallas, Chicago, Atlanta, Cambridge, New York City, Palo Alto and Washington, DC.
(**) 45 Mbps Installation costs will be provided to the customer on a case by case basis.

Schedule II: AT&T Worldnet/Service mark/ Managed Internet Service (Plus)

         ACCESS BANDWITH RATES AND MONTHLY SERVICE FEE
         45 MBPS

QTY
---

1         $17,500 each


Notes:
(**)     45 Mbps Service costs will be quoted on a case by case basis.

Additional charges may apply for services or features not specified herein, including location changes and professional services.

Schedule III: Options Services

OPTIONS

Option "A"
Premises Equipment Package

         A-1.     MIS Token Ring Router CPE

                    CISCO 2502 (1 Token Ring Port and 2 Serial Ports) and
                    CSU/DSU

                           -N/A-

                    CISCO 2513 (1 Token Ring Port, 1 Ethernet Port and 2 Serial Ports) and CSU/DSU

                           -N/A-

                  MIS 2 Ethernet Port CPE

                    CISCO 2514 (2 Ethernet Ports and 1 Serial Port) and CSU/DSU

                           -N/A-

         A-2.     Routers

                                AT&T PROPRIETARY

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     AT&T WORLDNET/Service mark/ MANAGED INTERNET SERVICE (PLUS) ATTACHMENT
                                   APPENDIX 2

                                MIS PLUS PRICING

                                                                        PAGE 2-2

                           -N/A-

         A-3.     CSU/DSU

                           -N/A-

(**)     45 Mbps prices will be quoted on a case by case basis.

                                                INSTALLATION
                                   MONTHLY       (ONE TIME)
                                   -------      ------------
Option "B"
Primary DNS Administration
(Up to 15 Zones/150 Kbytes)         -NA-             -NA-

     Notes:

(1) Secondary DNS Administration included in MIS Plus includes up to 10 zones and 100 Kbytes of associated zone file data. Primary DNS Administration includes up to 15 zones and 150 Kbytes of associated zone file data.

                                                INSTALLATION
                                   MONTHLY       (ONE TIME)
                                   -------      ------------
Option "C"
Network News Feed
Service                             -NA-            -NA-

Option "D"
Packet Filtering                    -NA-            -NA-

Option "E"
Usage Reports                       -NA-            -NA-

Option "F"
Additional Secondary DNS
(up to 30 Zones/300 Kbytes)         -NA-            -NA-


Schedule IV: Access Facilities Charges

Access Facilities will be priced on an individual case basis by your AT&T Representative from Customer location to the point where service availability has been defined. The following access types will be supported:

         Digital Private Line (ACCUNET/registered/ Digital Services) Frame Relay (AT&T InterSpan/registered/ Fram Relay Service) Static Integrated Network Access (SINA)
         Others as approved by AT&T on a case-by-case basis

Service will be available at all AT&T InterSpan and ACCUNET Points of Presence within the 48 contiguous states of the United States.


                                AT&T PROPRIETARY

     AT&T WORLDNET/Service mark/ MANAGED INTERNET SERVICE (PLUS) ATTACHMENT
                                   APPENDIX 2

                                MIS PLUS PRICING

                                                                        PAGE 2-3

Schedule V: Special Options

         Redundant Configuration Option

                  -NA-

Special Options include Redundant Configurations. With this Special Option, available to MIS Plus customers that select Option "A" Premises Equipment Package, dual premises equipment is provided to the customer, and each router and CSU/DSU pair is homed into a different AT&T POP. This Special Option does not include loadsharing of outbound traffic across the Access Facilities (which is the responsibility of the customer's host) or inbound traffic balancing across the Access Facilities (which cannot be assured in this configuration).

Special Options also include the following services offered by BBN Planet: Web Advantage /Service mark/ Service and Site Patrol /Service mark/ Service. See your AT&T Representative for descriptions and terms and conditions relating to these services.

Special Options will be priced out on an individual basis by your AT&T Representative.

THE TOTAL MONTHLY PRICE IS THE SUM OF APPLICABLE PORTIONS OF SCHEDULES II, III, IV AND V.

Schedule VI:   Moving Fees

         Re-installation of MIS Service at a New Location   $1,000 per location

         Re-installation services performed outside of standard operating hours
(8:00 a.m. to 5:00 p.m. Monday through Friday)              $500 per location



                                AT&T PROPRIETARY

          AT&T WORLDNET/Service mark/ MANAGED INTERNET SERVICE (PLUS) ATTACHMENT
                                   APPENDIX 3

                    MIS PLUS ADDITIONAL TERMS AND CONDITIONS

                                                                        PAGE 3-1

1.       IMPLEMENTATION

         Customer and AT&T will mutually agree upon a Scheduled Network Activation Date ("SNAD") for each location site specified in the initial Sales Order form. AT&T will use all reasonable efforts to ensure that service is provided by that date.

2.       BILLING

         Billing for each location specified in the initial Sales Order form shall begin on the earlier of (i) the Actual Network Activation Date ("ANAD") for that location; or, (ii) if implementation is postponed beyond the SNAD at the request of Customer, due to Customer's failure to meet its obligations under this agreement, or otherwise due to circumstances within Customer's control, the SNAD as set forth in
         Section 1, Implementation.

         The ANAD for a Customer location is when Customer is notified by AT&T that MIS Plus is being provided to that location.

3.       TERMINATION

         IF A 12-MONTH SERVICE PERIOD IS SELECTED, THE FOLLOWING APPLIES:

         Customer may terminate this Attachment by thirty (30) days' prior written notice to AT&T and payment of all charges incurred as of the termination date and a Termination Charge. The Termination Charge will consist of: (1) 100% of the scheduled payments for each of the months remaining through month 12 of the Service Period; (2) all discounts (if any) received by Customer; and, (3) any Access Facilities cancellation charges or other charges incurred by AT&T as a result of such termination.

         IF A 24-MONTH SERVICE PERIOD IS SELECTED, THE FOLLOWING APPLIES:

         Customer may terminate this Attachment by thirty (30) days' prior written notice to AT&T and payment of all charges incurred as of the termination date and a Termination Charge. The Termination Charge will consist of: (1) 100% of the scheduled payments for each of the months remaining through month 12; (2) 50% of the scheduled payments for each of the months remaining through month 24; (3) all discounts (if any) received by Customer; and, (4) any Access Facilities cancellation charges or other charges incurred by AT&T as a result of such termination.

         IF A 36-MONTH SERVICE PERIOD IS SELECTED, THE FOLLOWING APPLIES:

         Customer may terminate this Attachment by thirty (30) days' prior written notice to AT&T and payment of all charges incurred as of the termination date and a Termination Charge. The Termination Charge will consist of (1) 100% of the scheduled payments for each of the months remaining through month 12; (2) 50% of the scheduled payments for each of the months remaining through month 24; (3) 25% of the scheduled payments for each of the months remaining through month 36; (4) all discounts (if any) received by Customer; and, (5) any Access Facilities cancellation charges or other charges incurred by AT&T as a result of such termination.

         For both the 12-month, 24-month, and 36-month terms, thirty (30) days after the ANAD of the first location, Customer shall have a one time right to terminate this Attachment within the ten (10) day period thereafter by giving AT&T seven (7) days' written notice of termination and payment of all charges incurred as of the termination date, but without payment of any Termination Charges other than as provided under item (3) in the preceding paragraph.

          Customer may terminate this Attachment at any time during the Service Period without liability (other than for any Access Facilities cancellation charges or other charges incurred by AT&T as a result of such termination) provided that Customer replaces this Attachment with a new Attachment or Agreement with AT&T for MIS of term and revenue commitments at the same locations equal to or greater than the aggregate term and revenue commitments contained in this Attachment.



                                AT&T PROPRIETARY

          AT&T WORLDNET/service mark/ MANAGED INTERNET SERVICE (PLUS) ATTACHMENT
                                   APPENDIX 3

                    MIS PLUS ADDITIONAL TERMS AND CONDITIONS

                                                                        PAGE 3-2

4.       AT&T-PROVIDED EQUIPMENT ON CUSTOMER'S PREMISES

         The following applies to any AT&T provided equipment located on Customer's premises:

         AT&T will deliver, install, and maintain the equipment, as more specifically described in Appendix 1, Service Description.

         Customer, at its own expense, will provide: (i) an equipment room environmentally compliant with local laws of each country and other environmental conditions as specified by AT&T; (ii) reasonable access to the equipment at times specified by AT&T; and, (iii) adequate work space, heat, light, ventilation and electrical outlets.

         Customer is responsible for removal of any hazardous material (e.g., asbestos) or correction of any hazardous condition on Customer's premises that affects AT&T's performance.

         The equipment shall not be removed, relocated, modified, or attached to non-AT&T equipment by Customer without prior written authorization from AT&T, which shall not be unreasonably withheld.

         Except for equipment subject to the Purchase Option under Option "A" (Premises Equipment Package), title to the equipment will remain with AT&T. Customer will, however, be liable for repair charges or the replacement cost of the equipment if it is damaged or lost due to theft, negligence, intentional acts, unauthorized acts or other causes within the reasonable control of Customer, its agents or employees, Customer will bear all risk of loss to equipment subject to the Purchase Option under Option "A" (Premises Equipment Package).

         Except for equipment subject to the Purchase Option under Option "A" (Premises Equipment Package), upon termination of this Agreement, or earlier termination of the applicable AT&T provided equipment option, Customer will make the equipment available for removal or return it in the same condition as originally installed, ordinary wear and tear excepted or Customer will pay for restoration of the equipment to such condition. AT&T shall not be obligated to restore the premises to its original condition. If Customer does not return the equipment or make it available for removal by AT&T, then Customer shall be liable for its then-current market value.

         EQUIPMENT PROVIDED TO CUSTOMER SUBJECT TO THE PURCHASE OPTION UNDER OPTION "A" IS PROVIDED BY AT&T "AS IS," WITH NO EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES OF ANY KIND (SUCH AS MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE). AT&T'S SOLE OBLIGATION WITH RESPECT TO SUCH EQUIPMENT SHALL BE AS PROVIDED UNDER SECTION 3.3 OF APPENDIX 1, SERVICE DESCRIPTION.

     AT&T WORLDNET/Service mark/ MANAGED INTERNET SERVICE (PLUS) ATTACHMENT
                                   APPENDIX 4

                                AGENCY AGREEMENT

                                                                        PAGE 4-1

This Agency Agreement is between AT&T Corp. ("AT&T") and Customer.

1.       EFFECTIVE DATE

         This Agreement is effective upon execution of the AT&T
         Worldnet/Service mark/ Managed Internet Service (Plus) Attachment and shall continue in effect as long as the MIS Attachment is in effect.

2.       SERVICES

         Customer authorizes AT&T to arrange for and coordinate installations and disconnection of tariffed and other communications services as required by Customer for its MIS Plus configuration.

3.       PAYMENT OF CHARGES

         All recurring and non-recurring charges made by vendors for service ordered on Customer's behalf shall be paid by Customer directly and are not the responsibility of AT&T.

4.       LIMITATION OF LIABILITY

         Customer's sole and exclusive remedies shall be: (a) in the event of breach of this Agency Agreement by AT&T, Customer's right to terminate this Agency Agreement; (b) Customer's right to direct damages for damage to real or tangible personal property or damages for bodily injury or death, proximately caused by AT&T's negligence; and, (c) Customer's right to receive a credit for charges billed to Customer by vendors solely as a result of negligence by AT&T. Except as provided in subparagraphs (b) and (c) above, AT&T shall have no liability for either direct, indirect, incidental or consequential damages (including lost profits) resulting from or arising in connection with this Agency Agreement. AT&T shall not be responsible for non-performance by any vendor from which AT&T orders service or equipment on Customer's behalf.

5.       COVERAGE

         This Agency Agreement is in effect for all of Customer's MIS Plus locations unless otherwise specified by Customer in writing.

THIS IS THE ENTIRE AGENCY AGREEMENT BETWEEN CUSTOMER AND AT&T WITH RESPECT TO MIS PLUS. ANY AMENDMENTS, MODIFICATIONS OR CHANGES MUST BE IN WRITING AND SIGNED BY CUSTOMER AND AT&T.


IVIEW SOFTWARE                         AT&T

By: /s/ Peter Berg                     By: /s/ Florence C. Sylvester
   -----------------------------          --------------------------------
   (Authorized Signature)                 (Authorized Signature)

       Peter Berg                             Florence C. Sylvester
   -----------------------------          --------------------------------
   (Typed or Printed Name)                (Typed or Printed Name)

          President                              Contract Manager
   -----------------------------          --------------------------------
   (Title)                                (Title)

            8/13/96                                 8/15/96
   -----------------------------          --------------------------------
   (Date)                                 (Date)




                                AT&T PROPRIETARY